SUPPLEMENT
TO THE FIDELITY
BALANCED FUND
SEPTEMBER 29, 1999
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

   Effective February 1, 2000, the following information replaces the biographical information for Stephen DuFour found in the "Fund
Management" section on page 21.

   Robert Ewing is manager of Balanced, which he has managed since February 2000. Since joining Fidelity in 1990, Mr. Ewing has worked as a research associate, analyst, and manager.

The following information replaces similar information found in the "Fund Management" section on page 22.

FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.